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                                                                  EXHIBIT 10.105

                                 AMENDMENT NO. 3
                    TO THE MASTER LOAN AND SECURITY AGREEMENT

                  Amendment No. 3, dated as of December 22, 2000 (this "Amendment"), to the Master Loan and Security Agreement, dated as of December 30, 1999 (as previously amended, supplemented or otherwise modified, the "Existing Loan Agreement", and as amended hereby and as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), between DORAL FINANCIAL CORPORATION (the "Borrower"), and MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC. (formerly MORGAN STANLEY MORTGAGE CAPITAL INC.) (the "Lender").

                                    RECITALS

                  The Borrower and the Lender are parties to the Existing Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

                  The Borrower and the Lender have agreed, subject to the terms and conditions of this Amendment, to amend certain provisions of the Existing Loan Agreement. The Borrower and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

                  SECTION 1. Amendments.

                  1.1 Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Applicable Margin" in its entirety and substituting in lieu thereof the following new definition:

                  "Applicable Margin' shall mean:

                  (A) prior to the occurrence of a Downgrade Trigger, the sum of the weighted average of the applicable rates per annum set forth below for each type of Eligible Mortgage Loan for each day that Loans shall be secured by such Eligible Mortgage Loans:

                  (i) Agency Eligible Mortgage Loans. The product of (a) a fraction equal to the Collateral Value of all Agency Eligible Mortgage Loans divided by the Collateral Value of all Eligible Mortgage Loans, multiplied by (b) 95 basis points;

                  (ii) Non-Agency Mortgage Loans. The product of (a) a fraction equal to the Collateral Value of all Non-Agency Mortgage Loans divided by the Collateral Value of all Eligible Mortgage Loans, multiplied by
         (b) 100 basis points.

                  (iii) Delinquent Mortgage Loans. The product of (a) a fraction equal to the Collateral Value of all Delinquent Mortgage Loans divided by the Collateral Value of all Eligible Mortgage Loans, multiplied by
         (b) 150 basis points; or

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                  (B) on or after the occurrence of a Downgrade Trigger, the sum of the weighted average of the applicable rates per annum set forth below for each type of Eligible Mortgage Loan for each day that Loans shall be secured by such Eligible Mortgage Loans:

                  (i) Agency Eligible Mortgage Loans. The product of (a) a fraction equal to the Collateral Value of all Agency Eligible Mortgage Loans divided by the Collateral Value of all Eligible Mortgage Loans, multiplied by (b) 110 basis points;

                  (ii) Non-Agency Mortgage Loans. The product of (a) a fraction equal to the Collateral Value of all Non-Agency Mortgage Loans divided by the Collateral Value of all Eligible Mortgage Loans, multiplied by
         (b) 130 basis points.

                  (iii) Delinquent Mortgage Loans. The product of (a) a fraction equal to the Collateral Value of all Delinquent Mortgage Loans divided by the Collateral Value of all Eligible Mortgage Loans, multiplied by
         (b) 175 basis points."

                  1.2 Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Collateral Value" in its entirety and substituting in lieu thereof the following new definition:

                  "Collateral Value" shall mean, with respect to each Eligible Mortgage Loan, the lesser of (a) the Applicable Collateral Percentage of the Market Value of such Mortgage Loan, and (b) 100% of the outstanding principal balance of such Mortgage Loan; provided, that, the following additional limitations on Collateral Value shall apply:

                  (i) the aggregate Collateral Value of Delinquent Mortgage Loans may not exceed 2% of the aggregate principal amount of all Loans outstanding;

                  (ii) the aggregate Collateral Value of Second Lien Mortgage Loans may not exceed 5% of the Maximum Credit;

                  (iii) Collateral Value shall be deemed to be zero with respect to each Mortgage Loan (1) in respect of which there is a breach of a representation and warranty set forth on Schedule 1 (assuming each representation and warranty is made as of the date Collateral Value is determined), (2) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period in excess of 60 days (without regard to any applicable grace periods), (3) which remains pledged to the Lender hereunder later than 180 days after the date on which it is first included in the Collateral, (4) which has been released from the possession of the Custodian under the Custodial Agreement to the Borrower for a period in excess of 10 days, (5) which exceed the limitations on Collateral Value set forth in (i) above, or
         (6) in respect of which the related Agency MBS has been issued by the Agency."

                  1.3 Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Termination Date" in its entirety and substituting in lieu thereof the following new definition:

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                  "Termination Date" shall mean December 28, 2001 or such
         earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law."

                  SECTION 8. Conditions Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

                  2.1 Delivered Documents. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

                           (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of the Borrower and the Lender;

                           (b) Legal Opinion. A legal opinion of outside counsel, in form and substance satisfactory to the Lender; and

                           (c) Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

                  2.2 Facility Fee. On or prior to the Amendment Effective Date, the Lender shall have received a facility fee equal to 8.75 basis points (.0875%) of the Maximum Credit ($350,000), such payment to be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the account set forth in Section 3.01 of the Existing Loan Agreement.

                  2.3 No Default. On the Amendment Effective Date, (i) the Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to
Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default shall have occurred and be continuing on such date.

                  SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

                  SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) Amendment No. 1 to the Master Loan and Security Agreement, (iii) Amendment No. 2 to the Master Loan and Security Agreement, (iv) this Amendment, (v) the Note,
(vi) the Custodial Agreement and (vii) the Blocked Account Agreement. Each reference to the Loan

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Agreement in any of the Loan Documents shall be deemed to be a reference to the
Loan Agreement as amended hereby.

                  SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the day and year first above written.


                                    BORROWER

                                    DORAL FINANCIAL CORPORATION



                                    By /s/ Mario S. Levis
                                       ---------------------------
                                       Name:
                                       Title:


                                    LENDER

                                    MORGAN STANLEY DEAN WITTER
                                    MORTGAGE CAPITAL INC. (FORMERLY
                                    MORGAN STANLEY MORTGAGE
                                    CAPITAL INC.)



                                    By /s/ Marc Flamino
                                       ---------------------------
                                       Name:  Marc Flamino
                                       Title: Vice President